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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     August 15, 2001
                                                 ------------------------------


                                           CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                  333-38040                   39-1995297
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)              Identification No.)


100 South Saunders Road, Lake Forest                                   60045
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code     (847) 735-9200
                                                   ----------------------------


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       (Former Name or Former Address, if Changed Since Last Report)





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                                                               Form 8-K page 1

Item 5.   Other Events

         In the Prospectus Supplement dated May 9, 2001, issued under Registration Statement No. 333-38040, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2001-A after the addition of the additional receivables. Following below is such information:

   Composition of the Receivables as of the End of the Pre-Funding Period

       Aggregate Statistical Contract Value:         $867,320,801.47
       Number of Receivables:                        35,890
       Weighted Average Remaining Term:              47.12 months
       Weighted Average Original Term:               51.25 months
       Average Statistical Contract Value:           $24,166.09

          Distribution by Receivable Type of the Receivables Pool

                                                                                                   Percent of
                                                                              Aggregate             Aggregate
                                                         Number of           Statistical           Statistical
Receivable Type                                         Receivables         Contract Value       Contract Value
Retail Installment Contracts.......................       35,890           $867,320,801.47           100.00%

                                  Distribution by Contract Annual Percentage Rate
                            of the Receivables as of the End of the Pre-Funding Period

                                                                                                   Percent of
                                                                              Aggregate             Aggregate
                                                         Number of           Statistical           Statistical
Contract APR Range                                      Receivables         Contract Value       Contract Value

3.000% to 3.999%...................................         1,320       $    27,629,263.38             3.19%
4.000% to 4.999%...................................         1,700            47,917,309.21             5.52
5.000% to 5.999%...................................         3,665            83,143,032.10             9.59
6.000% to 6.999%...................................         5,796           128,956,220.57            14.87
7.000% to 7.999%...................................         5,157           142,758,689.54            16.46
8.000% to 8.999%...................................         4,703           141,589,922.03            16.32
9.000% to 9.999%...................................         4,630           116,778,905.60            13.46
10.000% to 10.999%.................................         4,080           128,202,637.47            14.78
11.000% to 11.999%.................................         3,019            34,682,504.47             4.00
12.000% to 12.999%.................................         1,599            13,922,587.29             1.61
13.000% to 13.999%.................................           170             1,268,512.54             0.15
14.000% to 14.999%.................................            43               427,654.30             0.05
15.000% to 15.999%.................................             5                25,238.36             0.00
16.000% to 16.999%.................................             3                18,324.61             0.00
Total:.............................................        35,890          $867,320,801.47           100.00%

                   Distribution by Equipment Type of the
            Receivables as of the End of the Pre-Funding Period

                                                                                                  Percent of
                                                                            Aggregate             Aggregate
                                                        Number of          Statistical           Statistical
Distribution by Equipment Type                         Receivables        Contract Value        Contract Value


         Agricultural
           New...................................        12,569           278,327,738.07            32.09
           Used..................................        13,731           326,018,234.49            37.59
         Construction
           New...................................         6,039           176,480,038.08            20.35
           Used..................................         3,551            86,494,790.83             9.97
              Total:.............................        35,890          $867,320,801.47           100.00%



                                                                                            Form 8-K page 2

                  Distribution by Payment Frequency of the
            Receivables as of the End of the Pre-Funding Period

                                                                                                    Percent of
Distribution by Payment Frequency of                                          Aggregate             Aggregate
the Receivables as of the End of the                   Number of              Statistical           Statistical
Pre-Funding Period                                    Receivables         Contract Value        Contract Value

         Annually1/..............................          13,431          $389,088,578.83            44.86%
         Semi-Annually...........................           1,408            34,287,388.86              3.95
         Quarterly...............................             358             6,920,998.24              0.80
         Monthly.................................          19,907           394,344,779.33             45.47
         Irregular...............................             786            42,679,056.21              4.92
         Total:..................................          35,890          $867,320,801.47            100.00%






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1/ Approximately 13.70%, 10.88%, 11.70%, 13.19%, 10.73%, 8.02%, 1.87%,
0.83%, 3.69%, 1.38%, 7.63% and 16.37% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August,
September, October, November and December, respectively.



         Distribution by Current Statistical Contract Value of the
            Receivables as of the End of the Pre-Funding Period

                                                                                                 Percent of
                                                                            Aggregate             Aggregate
                                                        Number of           Statistical           Statistical
Statistical Contract Value Range                       Receivables        Contract Value        Contract Value

Up to $4,999.99..................................           4,060           $13,430,025.24           1.55%
$5,000.00 to $9,999.99...........................           7,263            53,518,219.51           6.17
$10,000.00 to $14,999.99.........................           6,576            81,821,179.01           9.43
$15,000.00 to $19,999.99.........................           4,812            83,031,346.11           9.57
$20,000.00 to $24,999.99.........................           2,829            62,886,235.42           7.25
$25,000.00 to $29,999.99.........................           1,815            49,539,560.56           5.71
$30,000.00 to $34,999.99.........................           1,387            44,773,611.40           5.16
$35,000.00 to $39,999.99.........................           1,114            41,628,533.89           4.80
$40,000.00 to $44,999.99.........................             985            41,644,045.74           4.80
$45,000.00 to $49,999.99.........................             844            39,975,235.08           4.61
$50,000.00 to $54,999.99.........................             692            36,173,950.24           4.17
$55,000.00 to $59,999.99.........................             548            31,383,145.62           3.62
$60,000.00 to $64,999.99.........................             469            29,226,872.64           3.37
$65,000.00 to $69,999.99.........................             358            24,110,931.91           2.78
$70,000.00 to $74,999.99.........................             264            19,083,791.98           2.20
$75,000.00 to $79,999.99.........................             203            15,697,134.50           1.81
$80,000.00 to $84,999.99.........................             224            18,410,125.60           2.12
$85,000.00 to $89,999.99.........................             168            14,654,246.76           1.69
$90,000.00 to $94,999.99.........................             171            15,784,731.50           1.82
$95,000.00 to $99,999.99.........................             163            15,841,659.30           1.83
$100,000.00 to $199,999.99.......................             861           108,515,350.97          12.51
$200,000.00 to $299,999.99.......................              54            13,064,034.21           1.51
$300,000.00 to $399,999.99.......................              17             5,842,862.20           0.67
$400,000.00 to $499,999.99.......................               5             2,269,570.90           0.26
$500,000.00 to $599,999.99.......................               4             2,148,746.04           0.25
$600,000.00 and over.............................               4             2,865,655.14           0.33

Total:   ........................................          35,890          $867,320,801.47         100.00%



                                                                                                 Form 8-K page 3


                       Geographic Distribution of the
            Receivables as of the End of the Pre-Funding Period

                                                                                                    Percent of
                                                                              Aggregate             Aggregate
                                                        Number of             Statistical           Statistical
State(1)                                               Receivables          Contract Value         Contract Value

         Alabama.................................             351            $6,282,028.94             0.72%
         Alaska..................................              11               573,362.05             0.07
         Arizona.................................             297            10,062,433.79             1.16
         Arkansas................................           1,298            31,796,860.36             3.67
         California..............................           1,053            32,022,772.79             3.69
         Colorado................................             495            16,746,488.69             1.93
         Connecticut.............................             206             5,246,487.92             0.60
         Delaware................................             157             4,193,694.48             0.48
         District of Columbia....................               1                33,871.73             0.00
         Florida.................................             637            13,427,053.30             1.55
         Georgia.................................           1,262            23,638,310.82             2.73
         Hawaii..................................              29               914,343.38             0.11
         Idaho...................................             457            12,439,176.15             1.43
         Illinois................................           1,543            50,008,411.58             5.77
         Indiana.................................           1,310            35,694,882.99             4.12
         Iowa....................................           1,395            50,997,210.27             5.88
         Kansas..................................             880            25,822,174.87             2.98
         Kentucky................................           1,085            18,396,468.98             2.12
         Louisiana...............................             627            15,470,536.41             1.78
         Maine...................................             126             2,353,355.53             0.27
         Maryland................................             654            12,610,452.84             1.45
         Massachusetts...........................             209             5,527,457.24             0.64
         Michigan................................           1,159            26,583,700.22             3.07
         Minnesota...............................           1,555            43,414,419.47             5.01
         Mississippi.............................             610            18,779,126.45             2.17
         Missouri................................           1,153            25,288,327.75             2.92
         Montana.................................             291             7,982,649.19             0.92
         Nebraska................................             804            23,632,228.02             2.72
         Nevada..................................             105             3,694,769.19             0.43
         New Hampshire...........................             162             3,294,879.35             0.38
         New Jersey..............................             416             9,910,353.16             1.14
         New Mexico..............................             158             4,007,249.73             0.46
         New York................................           1,564            30,198,444.73             3.48
         North Carolina..........................           1,122            21,890,799.13             2.52
         North Dakota............................             489            15,323,093.69             1.77
         Ohio....................................           1,304            26,162,450.69             3.02
         Oklahoma................................             680            14,522,768.52             1.67
         Oregon..................................             491            14,997,250.29             1.73
         Pennsylvania............................           1,420            29,550,724.31             3.41
         Rhode Island............................              25               557,999.03             0.06
         South Carolina..........................             678            12,571,884.46             1.45
         South Dakota............................             850            20,522,586.55             2.37
         Tennessee...............................           1,007            18,280,037.93             2.11
         Texas...................................           2,626            56,476,768.48             6.51
         Utah....................................             178             4,346,217.14             0.50
         Vermont.................................             206             4,248,805.01             0.49
         Virginia................................             810            14,624,696.87             1.69
         Washington..............................             455            12,849,537.02             1.48
         West Virginia...........................             139             2,435,209.90             0.28
         Wisconsin...............................           1,255            23,796,050.93             2.74
         Wyoming.................................              95             3,119,939.15             0.36
         Total:..................................          35,890          $867,320,801.47           100.00%

(1) Based upon billing addresses of the obligors


                                                                                                 Form 8-K page 4

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CNH CAPITAL RECEIVABLES INC.
                                                  (Registrant)




Dated: August 15, 2001                      By: /s/ Alberto Fornaro
                                                -------------------------------
                                                 Vice President
                                                  and Treasurer






                                                              Form 8-K page 5